July 25, 2018 Landstar System, Inc. Earnings Conference Call Second Quarter 2018 Date Published: 07/25/2018 Exhibit 99.2

The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995. Statements made during this presentation that are not based on historical facts are “forward looking statements.” During this presentation, I may make certain statements, containing forward-looking statements, such as statements which relate to Landstar’s business objectives, plans, strategies and expectations. Such statements are by nature subject to uncertainties and risks, including but not limited to: the operational, financial and legal risks detailed in Landstar’s Form 10-K for the 2017 fiscal year, described in the section Risk Factors, and other SEC filings from time to time. These risks and uncertainties could cause actual results or events to differ materially from historical results or those anticipated. Investors should not place undue reliance on such forward-looking statements, and Landstar undertakes no obligation to publicly update or revise any forward-looking statements. Date Published: 07/25/2018

Model Definition Landstar is a worldwide, asset-light provider of integrated transportation management solutions delivering safe, specialized transportation services to a broad range of customers utilizing a network of agents, third party capacity providers and employees. Date Published: 07/25/2018

The Network Landstar Employees Approx. 1,300 Agents Approx. 1,200 Customers 25,000+ Capacity 59,000+ 2017 Results $3.6 billion in revenue 2.0 million loadings 542 million dollar agents 9,696 BCO trucks (2017 year-end) 49,934 Carriers (2017 year-end) 15,000+ Trailers (2017 year-end) Date Published: 07/25/2018

Percentage of Revenue 2Q17 2Q18 Truck Transportation Truckload Van equipment 58% 60% Unsided/platform equipment 33% 31% Less-than-truckload 3% 2% Rail intermodal 2% 3% Ocean and air cargo 2% 2% Transportation Management Services Date Published: 07/25/2018

Percentage change in rate is calculated on a revenue per load basis. Percentage change in volume is calculated on the number of loads hauled. Revenue ($’s in thousands) Date Published: 07/25/2018 Quarter Year-to-Date Qtr over Prior Year Qtr Rate (1) Volume (2) Change Truck Revenue 0.221 0.11 0.35499999999999998 Rail Intermodal Revenue 0.14099999999999999 0.315 0.501 Ocean/Air Revenue 0.20300000000000001 7.9% 0.29799999999999999 Insurance Premiums NA NA 0.106 Total Revenue 0.35899999999999999 Year over Prior Year Rate (1) Volume (2) Change Truck Revenue 0.214 0.113 0.35099999999999998 Rail Intermodal Revenue 8.4% 0.28100000000000003 0.38800000000000001 Ocean/Air Revenue 0.14599999999999999 9.0999999999999998 0.251 Insurance Premiums NA NA 8.5% Total Revenue 0.35099999999999998

Van Equipment Unsided/Platform Equipment Truckload Loadings and Revenue per Load (Excludes LTL) Date Published: 07/25/2018

As a Percentage of Revenue 2Q17 2Q18 Quarter over Prior Year Quarter Growth Consumer Durables 21.1 22.8 47% Machinery 15.2 14.5 30% Automotive 8.2 8.0 33% Building Products 9.7 9.5 34% Metals 6.7 6.9 41% AA&E, Hazmat 9.0 9.0 37% Foodstuffs 4.7 5.6 61% Energy 3.7 2.3 -16% Other 21.7 21.4 34% Transportation Revenue 100.0 100.0 36% Industries Served Date Published: 07/25/2018

15.2% 14.5% Gross profit equals revenue less the cost of purchased transportation and commissions to agents. Gross profit margin equals gross profit divided by revenue. Revenue on transactions with a fixed gross profit margin was 54% and 52% of revenue in the 2017 and 2018 year-to-date periods, respectively, and 54% and 51% of revenue in the 2017 and 2018 second quarters, respectively. Gross Profit (1) and Gross Profit Margin (2) ($’s in thousands) Date Published: 07/25/2018 Quarter Year-to-Date 15.4% 14.7% 2nd Qtr (3) Changes in gross profit margin % 2017 Period 15.2 Revenue - fixed gp margin -0.1 Revenue - variable gp margin -0.1 Change in mix and other -0.5 2018 Period 14.5 2nd Qtr YTD (3) Changes in gross profit margin % 2017 Period 15.4 Revenue - fixed gp margin -0.1 Revenue - variable gp margin -0.2 Change in mix and other -0.4 2018 Period 14.7

50.5% 48.4% 4 Operating margin equals operating income divided by gross profit. Operating Income and Operating Margin (1) ($’s in thousands) Date Published: 07/25/2018 Quarter Year-to-Date 46.0% 48.7% 44.6% 10 48.5% 2nd Qtr Changes in operating margin % 2017 Period 46 Other operating costs 1.2 Insurance and claims -2 SG&A 2.2999999999999998 Depreciation and amortization 1.2 2018 Period 48.7 2nd Qtr YTD Changes in operating margin % 2017 Period 44.6 Other operating costs 1 Insurance and claims -0.6 SG&A 2.2999999999999998 Depreciation and amortization 1.2 2018 Period 48.5

Date Published: 07/25/2018 Truck Capacity Data (All information is provided as of the end of the period) KEY INCOME STATEMENT DATA ($ in Millions) % of 2013 % of 2013 % of 2012 Rev/GP Plan Rev/GP Proj Rev/GP Jul 1, Dec 30, Jun 30, External Revenue $9,087 #REF! #REF! 2017 (2) 2017 2018 (2) Purchased Transportation #REF! #REF! #REF! #REF! #REF! #REF! BCO Independent Contractors 8,818 9,087 9,501 Truck Brokerage Carriers: Interest and Debt Expense #REF! #REF! #REF! Approved and Active (1) 31,636 34,243 37,045 Income Before Income Taxes #REF! #REF! #REF! Other Approved 15,381 15,691 15,406 47,017 49,934 52,451 Income Taxes #REF! #REF! #REF! Total Available Truck Capacity Providers 55,835 59,021 61,952 Trucks Provided by BCO Independent Contractors 9,404 9,696 10,155 (1) Active refers to truck brokerage carriers who hauled freight for Landstar in the 180 day period immediately preceding the period end. (2) Fuel surcharges billed to customers on freight hauled by BCO Independent Contractors, which are paid 100% to the BCO and excluded from revenue, and the cost of purchased transportation were $117.0 million and $80.6 million in the 2018 and 2017 year-to-date periods, respectively, and $62.6 million and $42.1 million in the 2018 and 2017 second quarters, respectively.

(1) Net cash is defined as cash and cash equivalents plus short term investments less outstanding debt. Date Published: 07/25/2018 Key Balance Sheet and Cash Flow Statistics ($’s in thousands) % of 2013 % of 2013 % of 2012 Rev/GP Plan Rev/GP Proj Rev/GP YTD YTD Jul 1, Jun 30, External Revenue $0.21 #REF! #REF! 2017 2018 Purchased Transportation #REF! #REF! #REF! #REF! #REF! #REF! Balance sheet (period end amounts): Debt to Capital 0.16 0.14000000000000001 Net Cash (1) $,154,274 $85,002 Cash flow: Cash flow from operations $79,799 $,113,029 Capital expenditures $6,628 $4,121 Income Before Income Taxes #REF! #REF! #REF! Share repurchases $0 $,105,488 Dividends paid $7,544 $75,481 Returns: TTM Return on Equity 0.27 0.35 TTM Return on Invested Capital 0.22 0.28999999999999998 TTM Return on Assets 0.14000000000000001 0.18

Free Cash Flow (1) / Share Purchases Date Published: 07/25/2018 (In Thousands) (1) Free cash flow is defined as cash flow from operations less capital expenditures, each set forth on the prior slide. Second quarter 2018 YTD (000's) Free cash flow (1) $,108,908 Share purchases $,105,488 Ending common share count 41,093

Date Published: 07/25/2018